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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-80927, 333-63169 and 333-63249.


                                                     /s/ ARTHUR ANDERSEN LLP
Minneapolis, Minnesota,
   March 26, 1999